                                                                    EXHIBIT 99.1

                          LEARDATA INFO-SERVICES, INC.

                            CONDENSED BALANCE SHEET
                                  (UNAUDITED)


                             ASSETS

                                                                  SEPTEMBER 30,
                                                                      1996
                                                                  -------------
Current assets:
 Cash and cash equivalents.......................................  $2,286,000
 Accounts receivable ............................................   2,772,000
 Prepaid expenses and other current assets.......................      71,000
 Income tax receivable...........................................      91,000
                                                                   ----------
  Total current assets...........................................   5,220,000
Property:
 Furniture and fixtures..........................................     251,000
 Equipment.......................................................     441,000
                                                                   ----------
                                                                      692,000
 Less accumulated depreciation ..................................    (471,000)
                                                                   ----------
  Property, net..................................................     221,000
                                                                   ----------
                                                                   $5,441,000
                                                                   ==========
              LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable and accrued liabilities........................  $  283,000
 Income taxes payable............................................      31,000
                                                                   ----------
  Total current liabilities......................................     314,000
Deferred income taxes ...........................................      20,000
Commitments and contingencies
Stockholders' equity:
 Preferred stock, $.10 par value; 5,000,000 shares authorized;
  3,864,480 shares issued and outstanding (liquidation value is equal to par value, plus accumulated undistributed dividends,
  some of which have been declared)..............................     387,000
 Common stock, $.01 par value; 1,000,000 shares authorized;
  300,574 shares issued and outstanding..........................       3,000
 Additional paid-in capital......................................     173,000
 Retained earnings...............................................   4,651,000
 Due from stockholders ..........................................    (107,000)
                                                                   ----------
  Total stockholders' equity.....................................   5,107,000
                                                                   ----------
                                                                   $5,441,000
                                                                   ==========



      See accompanying notes to unaudited condensed financial statements.

                          LEARDATA INFO-SERVICES, INC.

                         CONDENSED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                           NINE MONTHS ENDED
                                                             SEPTEMBER 30,
                                                        -----------------------
                                                           1995        1996
                                                        ----------- -----------
Revenues............................................... $10,205,000 $12,019,000
Cost of professional services..........................   6,828,000   8,267,000
                                                        ----------- -----------
Gross margin...........................................   3,377,000   3,752,000
Selling, general and administrative expenses...........   2,019,000   2,246,000
                                                        ----------- -----------
Operating income.......................................   1,358,000   1,506,000
Interest and other income..............................      43,000      58,000
                                                        ----------- -----------
Income before provision for income taxes...............   1,401,000   1,564,000
Provision for income taxes ............................     476,000     531,000
                                                        ----------- -----------
Net income............................................. $   925,000 $ 1,033,000
                                                        =========== ===========



      See accompanying notes to unaudited condensed financial statements.

                          LEARDATA INFO-SERVICES, INC.

                       CONDENSED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                          NINE MONTHS ENDED
                                                            SEPTEMBER 30,
                                                        ----------------------
                                                           1995        1996
                                                        ----------  ----------
Cash flows from operating activities:
 Net income............................................ $  925,000  $1,033,000
  Adjustments to reconcile net income to net cash
   provided by operating activities--
    Depreciation expense...............................     43,000      34,000
    Deferred income taxes..............................    (36,000)        --
    Changes in operating assets and liabilities:
    Accounts receivable................................   (500,000)   (569,000)
    Prepaid expenses and other current assets..........      8,000     (46,000)
    Accounts payable and accrued liabilities...........     66,000     162,000
    Income taxes payable...............................    (99,000)    (23,000)
    Unearned income....................................      9,000         --
                                                        ----------  ----------
      Net cash provided by operating activities........    416,000     591,000
Cash flows from investing activities:
 Purchase of furniture, fixtures and equipment.........    (78,000)   (168,000)
                                                        ----------  ----------
Cash flows from financing activities:
 Due from stockholders.................................    (85,000)      8,000
                                                        ----------  ----------
Net increase (decrease) in cash........................    253,000     431,000
Cash and cash equivalents, beginning of period.........  1,194,000   1,855,000
                                                        ----------  ----------
Cash and cash equivalents, end of period............... $1,447,000  $2,286,000
                                                        ==========  ==========
Supplemental information--
 Cash paid for income taxes............................ $  511,000  $  503,000
                                                        ==========  ==========


      See accompanying notes to unaudited condensed financial statements.

                         LEARDATA INFO-SERVICES, INC.

                    NOTES TO CONDENSED FINANCIAL STATEMENTS
       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1996 (UNAUDITED)

NOTE 1. BASIS OF PRESENTATION

  The accompanying unaudited condensed financial statements of Leardata Info-Services, Inc. (the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for a complete set of financial statements. In the opinion of management, all adjustments considered necessary, consisting only of normal recurring adjustments are included for fair presentation. Operating results for the nine months ended September 30, 1995 and 1996, are not necessarily indicative of results that may be expected for the full year. The unaudited condensed financial statements for the nine months ended September 30, 1995 and 1996 should be read in conjunction with the audited financial statements of the Company for the years ended December 31, 1994 and 1995.

NOTE 2. SUBSEQUENT EVENT

  The Company has signed a Stock Purchase Agreement to sell the Company. The sale closed on January 6, 1997.